UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 14, 2001

MICRO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	00-06253 (Commission File Number)	33-0569235 (IRS Employer Identification No.)

2 Goodyear, Irvine, CA (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 837-3700

Item 5. — Other Events
Item 7. — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 5. — Other Events

     On September 14, 2001, Micro Therapeutics, Inc. (the “Company”) and Guidant Corporation (“Guidant”) signed a Termination Agreement (the “Termination Agreement”), with respect to that certain Distribution Agreement by and between the Company and Guidant dated November 17, 1997 (as amended, the “Distribution Agreement”). Under the terms of the Termination Agreement, the Distribution Agreement and Guidant’s European distribution of the Company’s products will terminate on December 31, 2001.

     The Termination Agreement provides for Guidant and the Company to cooperate in transitioning European sales and distribution duties with respect to the Company’s embolization product lines, (including Onyx®), to a direct sales force in Europe that the Company intends to establish, as announced by the Company on September 18, 2001.

     On July 26, 2001, the Company experienced a change in control event and as a result, became entitled to terminate the Distribution Agreement upon notice to Guidant and payment of a termination fee. The termination fee to be paid to Guidant will be determined pursuant to the terms of the Distribution Agreement, based upon a percentage of Guidant’s margin from the net sales of the Company’s products from January 1, 2001 through December 31, 2001. The Company estimates that the termination fee will be approximately $3,000,000 to $4,000,000, subject to the volume of Guidant’s sales of the Company’s products through December 31, 2001. However, in no event will the termination fee be less than $2,328,000, which is the approximate calculated amount of the termination fee accrued from January 1, 2001 through September 30, 2001.

     Following termination of the Distribution Agreement on December 31, 2001, the Company will repurchase all remaining inventory of the Company’s products then held by Guidant. The Company will repurchase a number of products at Guidant’s original purchase price, up to a dollar amount equal to the aggregate price of products purchased by Guidant from the Company from September 14, 2001 through December 31, 2001. The Company will then repurchase up to $100,000 in remaining products at Guidant’s original purchase price, and Guidant will return all remaining Company products to the Company at no charge.

     Additionally, the Company has repayed Guidant (i) all $5,000,000 in outstanding principal plus accrued and unpaid interest due under a 5% Convertible Subordinated Note dated November 17, 1997, issued under a Convertible Subordinated Note Agreement by and between the Company and Guidant dated November 17, 1997 and, (ii) all $2,000,000 in outstanding principal plus all accrued and unpaid interest due under a Promissory Note dated May 28, 1998, issued under a Credit Agreement by and between the Company and Guidant dated November 17, 1997.

     Copies of the Termination Agreement, the Distribution Agreement, Amendment No. 1 to the Distribution Agreement, Amendment No. 2 to the Distribution Agreement, and the press release announcing the Company’s intent to establish a direct sales force in Europe, are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1, respectively.

     The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, the Distribution Agreement (including the amendments thereto), and the press release describing the foregoing, which are hereby incorporated herein by reference.

Item 7. — Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit Number	Description

10.1	Termination Agreement, dated as of September 14, 2001, by and between the Company and Guidant Corporation.

10.2	Distribution Agreement dated November 17, 1997, between the Company and Guidant Corporation. (Incorporated by reference to Exhibit 10.12 of the Company’s Form 10-KSB as filed with the Securities and Exchange Commission on March 31, 1998) (1)

10.3	First Amendment to Distribution Agreement dated August 17, 1998 between the Company and Guidant Corporation. (Incorporated by reference to Exhibit 10.12 of the Company’s Form 10-KSB as filed with the Securities and Exchange Commission on March 31, 1999)

10.4	Second Amendment to Distribution Agreement dated July 23, 1999 between the Company and Guidant Corporation. (Incorporated by reference to Exhibit 10.6 of the Company’s Form 10-QSB as filed with the Securities and Exchange Commission on August 12, 1999)

99.1	Press Release dated September 18, 2001.

(1)	Portions of this Exhibit are omitted and were filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO THERAPEUTICS, INC.

October 12, 2001	/s/ Harold A. Hurwitz Harold A. Hurwitz Assistant Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination Agreement, dated as of September 14, 2001, by and between the Company and Guidant Corporation.

10.2	Distribution Agreement dated November 17, 1997, between the Company and Guidant Corporation. (Incorporated by reference to Exhibit 10.12 of the Company’s Form 10-KSB as filed with the Securities and Exchange Commission on March 31, 1998) (1)

10.3	First Amendment to Distribution Agreement dated August 17, 1998 between the Company and Guidant Corporation. (Incorporated by reference to Exhibit 10.12 of the Company’s Form 10-KSB as filed with the Securities and Exchange Commission on March 31, 1999)

10.4	Second Amendment to Distribution Agreement dated July 23, 1999 between the Company and Guidant Corporation. (Incorporated by reference to Exhibit 10.6 of the Company’s Form 10-QSB as filed with the Securities and Exchange Commission on August 12, 1999)

99.1	Press Release dated September 18, 2001.

(1)	Portions of this Exhibit are omitted and were filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933.